UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
January 30, 2024
Date of Report (date of earliest event reported)
__________________________________
WEWORK INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39419 (Commission File Number)	85-1144904 (I.R.S. Employer Identification Number)
12 East 49th Street, 3rd Floor New York, NY 10017
(Address of principal executive offices and zip code)
(646) 389-3922
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if unchanged since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share (1)	WE (1)	The New York Stock Exchange(1)
Warrants, each whole warrant exercisable for one share of Class A common stock (2)	WE WS (2)	(2)
Class A Common Stock Purchase Rights	—	The New York Stock Exchange
(1) On November 22, 2023, the New York Stock Exchange (the “NYSE”) filed a Form 25 to delist the Company’s Class A common stock and remove such securities from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting became effective 10 days after the filing of the Form 25. The deregistration of the Company’s Class A common stock under Section 12(b) of the Exchange Act will be effective 90 after the Form 25 filing, or such shorter period as the SEC may determine. Upon deregistration of the Company’s Class A common stock under Section 12(b) of the Exchange Act, the Company’s Class A common stock will remain registered under Section 12(g) of the Exchange Act. The Company’s Class A common stock began trading on the OTC Pink Marketplace on November 8, 2023 under the symbol “WEWKQ.”
(2) On August 22, 2023, the New York Stock Exchange filed a Form 25 to delist the Company’s warrants and remove such securities from registration under Section 12(b) of the Exchange Act. Effective August 23, 2023, the registrant’s warrants are trading on the OTC Pink Marketplace under the symbol “WEWOW.”
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

As previously disclosed, on November 6, 2023, WeWork Inc. (the “Company” or “WeWork”) and certain of its direct and indirect subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”). The Chapter 11 Cases are jointly administered under the caption “In re WeWork Inc., et al.” The Debtors continue to operate their business and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. Additional information about the Chapter 11 Cases, including access to Bankruptcy Court documents, is available online at https://dm.epiq11.com/WeWork, a website administered by Epiq Corporate Restructuring, LLC, a third-party bankruptcy claims and noticing agent. The documents and other information on this website are not part of this Current Report and shall not be incorporated by reference herein.
Item 7.01 Regulation FD Disclosure.
On January 30, 2024, the Company filed with the Bankruptcy Court consolidated monthly operating reports for the period beginning November 6, 2023 and ending November 30, 2023 (the “November Monthly Operating Report”) and the period beginning December 1, 2023 and ending December 31, 2023 (the “December Monthly Operating Report” and, together with the November Monthly Operating Report, the “Monthly Operating Reports”). The Monthly Operating Reports are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference. This Current Report on Form 8-K (including the exhibits attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD. The Monthly Operating Reports and other filings with the Bankruptcy Court related to the Chapter 11 Cases are available electronically at https://dm.epiq11.com/WeWork.
The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.
Cautionary Note Regarding the Monthly Operating Reports
The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports are limited in scope, cover a limited time period and have been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Reports were not audited or reviewed by independent accountants, were not prepared in accordance with generally accepted accounting principles in the United States, are in a format prescribed by applicable bankruptcy laws or rules, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are complete. The Monthly Operating Reports also contain information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.
Cautionary Statement Concerning Forward-Looking Statements
Certain statements made herein (including in the Monthly Operating Reports incorporated herein) may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “pipeline,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although WeWork believes the expectations reflected in any forward-looking statement are based on reasonable assumptions, it can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to, risks and uncertainties regarding WeWork’s ability to successfully consummate and complete a plan of reorganization under Chapter 11; WeWork’s ability to continue operating in the ordinary course while the Chapter 11 Cases are pending; potential adverse effects of the Chapter 11 Cases on WeWork’s business, financial condition, liquidity and results of operations; WeWork’s ability to obtain timely approval by the Bankruptcy Court with respect to the motions filed in the Chapter 11 Cases; objections to WeWork’s recapitalization process or other pleadings filed with the Bankruptcy Court that could protract the Chapter 11 Cases; employee attrition and WeWork’s ability to retain senior management and other key personnel due to the distractions and uncertainties caused by the Chapter 11 Cases; WeWork’s ability to improve its liquidity and long-term capital structure and to address its debt service obligations through a financial and operational restructuring (the “Restructuring”); WeWork’s ability to comply with the restrictions imposed by the terms and conditions of the potential financing arrangements; WeWork’s ability to find solutions with landlords to effectively and timely rationalize its real estate footprint; WeWork’s ability to effectively implement its strategic plan; WeWork’s liquidity needs to operate its business and execute its strategy, and related use of cash; WeWork’s ability to retain its members, attract new members, and maintain relationships with customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the effects of the Restructuring and the Chapter 11 Cases on it and on the interests of various constituents, including holders of its common stock; the Bankruptcy Court’s rulings in the Chapter 11 Cases, including the approvals of the terms and conditions of any plan of reorganization and the outcome of the Chapter 11 Cases generally; the length of time that WeWork will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases, which may interfere with its ability to consummate a plan of reorganization or an alternative restructuring; increased administrative and legal costs related to the Chapter 11 process; other litigation and inherent risks involved in a reorganization under Chapter 11; WeWork’s financial and business performance, and its ability to implement its business plan; the continuing impact of the COVID-19 pandemic, including delays in customers and prospective customers returning to the office and taking occupancy, or changes in the preferences of customers and prospective customers with respect to remote or hybrid working, as a result of the COVID-19 pandemic, leading to a parallel delay, or potentially permanent change, in receiving the corresponding revenue; WeWork’s projected financial information, anticipated growth rate, and market opportunity; WeWork’s public securities’ potential liquidity and trading; WeWork’s ability to raise additional capital in the future, including any impact resulting from the delisting of its Class A Common Stock and Warrants from the New York Stock Exchange and trading instead on the OTC Pink Marketplace; WeWork’s ability to fund its planned operations for the next twelve months and its ability to continue as a going concern in light of the Chapter 11 Cases; and other risks and uncertainties disclosed in “Item 1.A Risk Factors” in Exhibit 99.1 to the Current Report on Form 8-K filed on November 21, 2023 and WeWork’s annual and quarterly periodic reports and other documents filed with the U.S. Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. WeWork discusses these and other risks and uncertainties in its annual and quarterly periodic reports and other documents filed with the U.S. Securities and Exchange Commission. WeWork undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law.
Item 9.01 - Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
99.1	WeWork Inc. Consolidated Monthly Operating Report for the period ended November 30, 2023
99.2	WeWork Inc. Consolidated Monthly Operating Report for the period ended December 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized on this 5th day of February, 2024.

WEWORK INC.

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer